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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14C

               Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:


[_]  Preliminary Information Statement

[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))

[x]  Definitive Information Statement


                              TRANSIT GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No Fee required

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11


     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------


     (5) Total fee paid:

     --------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                              TRANSIT GROUP, INC.
                         2859 Paces Ferry, Suite 1740
                            Atlanta, Georgia 30339
                                (770) 444-0240

                             INFORMATION STATEMENT

     This Information Statement is being furnished to the shareholders of Transit Group, Inc., a Florida corporation ("Company"), in connection with the approval of Amended and Restated Articles of Incorporation of the Company (the "Amended and Restated Articles") and an amendment to the Company's 1998 Stock Incentive Plan (the "Stock Plan Amendment") by the written consent of the holders of a majority of the issued and outstanding shares of the Company's common stock and each series of preferred stock. The Amended and Restated Articles amend the Company's current articles of incorporation by increasing the number of the Company's authorized common stock to 500,000,000 and revising the indemnification provisions to reflect the intent of the Company to indemnify its officers and directors to the fullest extent provided by Florida law as more specifically set forth in the text of the Amended and Restated Articles attached hereto. The Stock Plan Amendment amends the Company's 1998 Stock Incentive Plan by increasing the number of shares of common stock available for issuance thereunder by 30,000,000 shares.

     Only common and preferred shareholders of record at the close of business on June 8, 2001 (the "Record Date") are entitled to notice of the action taken by written consent. At the close of business on the Record Date, the Company had 31,959,674 shares of its common stock issued and outstanding, 5,000,000 shares of its Series A convertible preferred stock issued and outstanding and 2,970,000 shares of Series B convertible preferred stock issued and outstanding.

     Written consent of the holders of a majority of the issued and outstanding common and preferred shares was required to approve the Amended and Restated Articles and the Stock Plan Amendment. All holders of record as of the Record Date may submit written consents to the Company with respect to the Amended and Restated Articles and the Stock Plan Amendment; however, no such consents are being solicited. No appraisal or other similar rights are available to dissenters of the Amended and Restated Articles or the Stock Plan Amendment. The holders of a majority of the outstanding shares of common stock and preferred stock of the Company have executed a consent to the Amended and Restated Articles and to the Stock Plan Amendment. Therefore, the Amended and Restated Articles and the Stock Plan Amendment have been approved by the Company's shareholders.

     The Company will bear all of the costs of the preparation and dissemination of this Information Statement. No consideration has been or will be paid to any officer, director, or employee of the Company in connection with the proposed Amended and Restated Articles or the Stock Plan Amendment or the preparation and dissemination of this Information Statement or otherwise in connection with the proposed Amended and Restated Articles and the Stock Plan Amendment.

     Correspondence with respect to the proposed Amended and Restated Articles and Stock Plan Amendment should be addressed to James G. Overley, Senior Vice President of Finance and Chief Financial Officer of the Company at the Company's principal executive offices at 2859 Paces Ferry Road, Suite 1740, Atlanta, Georgia 30339.

     We are not asking you for a proxy and you are requested not to send us a proxy. This Information Statement has not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the fairness or merits of the Amended and Restated Articles or the Stock Plan Amendment or the accuracy or adequacy of the information contained in this Information Statement. Any representation to the contrary is unlawful.

                 PURPOSE OF THE AMENDED AND RESTATED ARTICLES

Increase in Authorized Shares of Common Stock

     The authorized capital of the Company currently consists of 100,000,000 shares of common stock, $0.01 par value per share. The Amended and Restated Articles provide for authorized capital of 500,000,000 shares of common stock, $0.01 par value per share. There are currently 31,959,674 shares of common stock issued and outstanding, 5,000,000 shares of Series A convertible preferred stock issued and outstanding and 2,970,000 shares of Series B convertible preferred stock issued and outstanding.


     The increase in authorized common stock is necessary so that there will be sufficient shares of common stock available for issuance in connection with:

        . future capital raising, given recent trading prices of the Company's common stock (approximately $.05 per share);
        .  the Company's acquisition strategy;
        . the conversion of the Company's preferred stock to common stock; and . the grant of stock options and awards under the Company's 1998 Stock
           Incentive Plan.

     The Company issued its outstanding preferred stock in two capital raising transactions. Due to the timing of the Company's capital raising efforts, the condition of the capital markets and the Company's financial condition, the Company issued preferred stock as permitted under its Articles of Incorporation rather than common stock. The preferred stock has a liquidation preference, dividend rights, redemption rights, veto rights over certain corporate matters and other features more particularly described in the Certificate of Designations for each series of preferred stock attached hereto. The Company's preferred stock may be converted in the future by the holders into the Company's common stock if such shares are available for issuance. If all of the Company's preferred stock were converted, the Company would issue 320,065,847 shares of common stock to holders of the preferred stock, if such shares are available for issuance. Our preferred stock is not currently convertible into common stock. No preferred stockholder has indicated a present intention of converting their preferred shares to common stock. It is unlikely, due to the substantial rights and preferences of the preferred stock, that a holder of preferred stock would convert its preferred stock into common stock except upon a sale of the Company, which is not currently contemplated. If the shareholders had not approved the Amended and Restated Articles, then the holders of the preferred stock would have been entitled to appoint two additional directors to the Board of Directors of the Company. To the extent that the additional authorized shares of the Company's common stock are issued, such issuance will dilute the voting rights, equity and earnings per share of existing shareholders.

     In addition, the increase in authorized common stock also provides the Company with flexibility for future financings or acquisitions. The Company has historically pursued an acquisition strategy using its common stock as consideration. While no specific issuances are presently contemplated for acquisitions, the Company intends to pursue this strategy, if possible, in connection with any future acquisitions. Any such issuances could be authorized by the Board of Directors without further action by the shareholders.


Expansion of Indemnification Provisions

     The Amended and Restated Articles include an additional indemnification provision as allowed under Florida law. The Amended and Restated Articles contain this provision to reflect the intent of the Board of Directors that the Company indemnify to the fullest extent allowed under Florida law any person who is or was a director, officer, employee or agent of the Company who is a party to any proceeding, including an action by or in the right of the Company, by reason of the fact that such person is or was a director, officer, employee or agent of the Company.


Potential Antitakeover Effect

     Although the increase in the number of authorized shares of common stock contained in the Amended and Restated Articles could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company's Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the approval of the Amended and Restated Articles was not in response to any effort the Company is aware of to accumulate the shares of the Company's common stock or obtain control of the Company, nor was it part of a plan by management to recommend a series of similar amendments to the Company's Board of Directors and shareholders. The Company's Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Amended and Restated Articles that could be construed to affect the ability of third parties to take over or change the control of the Company, nor are the Amended and Restated Articles a part of an anti-takeover strategy.


Proposed Amended and Restated Articles

          The Company's Board of Directors has unanimously adopted resolutions approving and recommending that shareholders approve and adopt the Amended and Restated Articles.

                      PURPOSE OF THE STOCK PLAN AMENDMENT

Purpose and Administration of Stock Incentive Plan

     In March 1998, the Board of Directors adopted, and our shareholders approved, the 1998 Stock Incentive Plan of Transit Group, Inc. (the "Plan"). The purpose of the Plan is to encourage and enable our employees, directors and independent contractors and those of our related corporations to acquire or increase their holdings of our common stock and other proprietary interests in order to promote a closer identification of their interests with those of us and our shareholders, thereby further stimulating their efforts to enhance our efficiency, soundness, profitability, growth and shareholder value.


     Our Board of Directors has approved an amendment to the Plan, attached hereto as Exhibit B, that increases the number of shares of our common stock we are authorized to issue under the Plan by 30,000,000. By written consent in lieu of a special meeting, shareholders owning a majority of our outstanding shares of common stock have also approved the Plan. The Plan, as amended, is intended to be effective as of July 2, 2001. The discussion that follows is qualified in its entirety by reference to the Plan, as amended.


     The Plan is administered by the Compensation Committee or by our Board of Directors (both the Board and the Compensation Committee are referred to in this discussion as the "Committee"). The Committee may make the following types of grants under the Plan, each of which is referred to as an "award":

        .  incentive stock options ("ISOs");

        .  nonqualified stock options ("NQSOs");

        .  restricted stock awards ("restricted stock awards");

        .  stock appreciation rights ("SARs"); and

        .  restricted units ("restricted units").

The material terms of each type of award are discussed below.  See "Awards."


     Our officers, employees, employee directors, consultants and other independent contractors or agents are eligible for selection by the Committee to participate in the Plan, provided, however, that ISOs may be granted only to our employees. As of June 8, 2001, the approximate number of persons in each class of participants were as follows: employees (approximately 2,400 persons); employee directors (two persons); nonemployee directors (two persons); and, consultants or other independent contractors (approximately 20 persons).


     When the amendment to the Plan is effective, we will have authorized and reserved for issuance an additional 30,000,000 shares of our common stock under the Plan. The shares of common stock or treasury shares issuable under the Plan may be authorized but unissued shares, treasury shares or shares purchased in the open market by private purchase. If any of the awards granted under the Plan expire, terminate or are forfeited for any reason before they have been exercised, vested or issued in full, the unused shares subject to those expired, terminated or forfeited awards will again be available for grant under the Plan.

     Our Board may amend or terminate the Plan at any time, although shareholder approval is required if required by applicable law, rule or regulation, and the request of a recipient is required if his or her rights with respect to an outstanding award would be adversely affected by amendment or termination. The Plan will continue in effect until February 29, 2008 unless sooner terminated under the provisions of the Plan. The Plan also provides that the number of shares underlying the Plan be adjusted in the event of a change in the shares of common stock as a result of a merger, consolidation, reorganization, a stock dividend or stock split or other similar change in the capital structure and that the terms of awards may also be adjusted.


     As of June 8, 2001, the last sale of our common stock quoted on the "pink sheets" published by Pink Sheets, LLC was $.05.


Awards

     As noted above, our Plan authorizes the granting of ISOs, NQSOs, SARs, restricted stock awards and restricted units. A summary of the material terms of each type of award is provided below.

     Options. Our Plan authorizes the grant of both ISOs and NQSOs, both of which are exercisable for shares of common stock. The Committee will determine at the time of grant the option price at which an option may be exercised. In the case of ISOs, which may only be granted to our employees, the option price must be at least equal to 100% of the fair market value per share of the common stock on the date of grant. The option price of NQSOs must be at least 85% of the fair market value per share of the common stock on the date of grant. The Committee will determine at the time of grant the term of an option and the periods and conditions for exercise. In the case of ISOs, the option term may not exceed 10 years. Unless an individual agreement provides otherwise, payment of the option price may be made by cash or check and, if permitted by the Committee, by delivery of shares of common stock, "cashless exercise" or a combination of these methods. Options are subject to certain restrictions on exercise if the participant terminates employment or service. The Committee also has authority to establish other terms and conditions related to options.

     Stock Appreciation Rights. Under the terms of our Plan, SARs may be granted to an optionee of an option (a "related option") with respect to all or a portion of the shares of common stock subject to the related option (a "tandem SAR") or may be granted separately (a "freestanding SAR"). The consideration to be received by the holder of an SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of common stock, as the Committee may determine. The Committee may establish a maximum value payable for an SAR. The consideration we pay upon exercise of an SAR may be paid currently or on a deferred basis.

     SARs are exercisable according to the terms stated in the related agreement. No SAR may be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of tandem SARs. SAR holders are subject to the same restrictions on exercise during employment and following termination of employment or service as optionees.

     Restricted Awards. Subject to the limitations of the Plan, the Committee may in its sole discretion grant restricted awards to such eligible individuals in such numbers, upon such terms and at such times as the Committee determines. A restricted award may consist of a restricted stock award or a restricted unit, or both. Restricted awards may be payable in cash or whole shares of common stock (including restricted stock), or partly in cash and partly in whole shares of common stock, in accordance with the terms of the Plan and the Committee's discretion.

     The Committee has authority to determine the nature, length and starting date of the period, if any, during which the restricted award may be earned (the "restricted period") for each restricted award, and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned in whole or in part. These conditions may include, but are not limited to, attainment of performance objectives, completion of the restricted period (or a combination of attainment of performance objectives and completion of the restricted period), retirement, displacement, disability, death or any combination of these conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Committee will determine the performance objectives to be used in valuing restricted awards and determine the extent to which such awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and will be based upon those company, business unit or individual performance factors and criteria as the Committee in its sole discretion may deem appropriate, including but not limited to sales targets, earnings per share, return on equity, return on assets, total revenues, total return to shareholders or any combination of these factors.

     The Committee has authority to determine whether and to what degree restricted awards have been earned and are payable, as well as to determine the forms and terms of restricted awards. If a participant's employment or service is terminated before the participant has earned all or part of a restricted award, the unearned portion of the award will be forfeited, unless the Committee elects to accelerate vesting of the award or his individual agreement provides otherwise.

Summary of Amendment to the Plan

     On May 16, 2001, our Board of Directors approved the Stock Plan Amendment increasing the number of shares of common stock issuable under the Plan by 30,000,000. On June 8, 2001, by written consent in lieu of a special meeting, shareholders owning a majority of our outstanding shares of common stock and preferred stock also approved the Stock Plan Amendment.

     In order for the Plan to continue to provide an incentive for highly qualified individuals to serve or continue service with us, to more closely align the interests of such individuals with our shareholders, and to provide stock-based compensation comparable to that offered by other similar companies, our Board of Directors believes that the number of shares of common stock authorized for issuance under the Plan needed to be increased as described herein.

     Our Board believes that the Stock Plan Amendment is necessary in order for the Plan to continue to serve as a strong stock-based incentive for our employees and other eligible individuals now and in the future.

Performance-Based Compensation -- Section 162(m) Requirements

     The Plan is intended to preserve our tax deduction for certain awards paid under the Plan by complying with the terms of Section 162(m) of the Internal Revenue Code (the "Code") and related regulations. Section 162(m) of the Code denies an employer a deduction for compensation paid to covered employees (generally, the Named Executive Officers) of a publicly-held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation or paid on a commission basis. Although the $1,000,000 deduction limitation is not applicable at this time to any of our Named Executive Officers, the Plan is structured to comply with the requirements imposed by Section 162(m) of the Code in order to preserve, to the extent practicable, our tax deduction for awards made under the Plan.

     In order to qualify as performance-based compensation, the compensation paid to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based exception, shareholders must be advised of, and must approve, the material terms or change in material terms of the performance goal under which compensation is to be paid. Material terms include the individuals eligible to receive compensation, a description of the business criteria on which the performance goal is based, and either the maximum amount of the compensation to be paid or the formula used to calculate the amount of compensation if the performance goal is met.

     Restricted awards that are performance-based will be based upon such company, business unit or individual performance factors and criteria as the Committee determines, including but not limited to sales targets, earnings per share, return on equity, return on assets, total revenue, total return to shareholders or any combination of these factors. See "Awards -- Restricted Awards," above.

New Plan Benefits

     The amount of compensation that will be paid pursuant to the grant of awards under the Plan in the current year to the following persons is not yet determinable due to vesting, performance and other requirements. However, the following table sets forth the number of options that were granted in 2000 under the Plan, which were granted at exercise prices from $.17 per share to $1.28 per share, to each of the following:

                               New Plan Benefits

                                                                                   Number of Shares
                                                                                      Subject to
                 Name and Position                      Dollar Value ($)(1)           Options (#)
----------------------------------------------------    -------------------        ----------------
T. Wayne Davis
  Chairman..........................................             0                          0
Philip A. Belyew
  President and Chief Executive Officer.............             0                          0
Mark DiLuzio(2)
  Senior Vice President, Finance, Mergers and
  Acquisitions......................................             0                    100,000
Kim Mattingly
  Vice President, Human Resources...................             0                     40,000
Wayne N. Nellums(3)
  Senior Vice President, Chief Financial Officer and
  Secretary.........................................             0                          0
Donna Raines (4)
  Vice President, Corporate Tax.....................             0                          0
Executive Group (5).................................             0                    100,000
Non-Executive Director Group........................             0                          0
Non-Executive Officer Employee Group................             0                    595,000

-----------------

(1) The dollar value is based on a per share price of $.05 (the last sale reported of our common stock on the "pink sheets" published by Pink Sheets, LLC on June 8, 2001).

(2)  Mr. DiLuzio is no longer an employee.
(3)  Mr. Nellums is no longer an employee.
(4)  Ms. Raines is no longer an employee.
(5) Includes an option to purchase 60,000 shares of our common stock granted to James G. Overley in October 2000 in connection with the commencement of his employment with us as Senior Vice President of Finance, Chief Financial Officer and Treasurer.

Certain Federal Income Tax Consequences

     The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to us. The provisions of the Code and related regulations are complicated and their impact in any one case may depend upon the particular circumstances.

     Incentive Stock Options. ISOs granted under the Plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to
Section 422, the grant and exercise of an incentive stock option will generally not result in taxable income to the optionee (with the possible exception of alternative minimum tax liability) if the optionee does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the optionee has continuously been our employee or an employee of a related corporation from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). We will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive stock option. Upon the disposition of shares acquired pursuant to exercise of an incentive stock option, the optionee will be taxed on the amount by which the amount realized upon such disposition exceeds the option exercise price, and such amount will be treated as long-term capital gain or loss. If the holding period requirements for incentive stock option treatment described above are not met, the option will be treated as a nonqualified stock option.

     Pursuant to the Code and the terms of the Plan, in no event can there first become exercisable by an optionee in any one calendar year ISOs we grant or any related corporation grants with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an ISO exceeds the foregoing limitation, it will be treated under the Plan as a NQSO. In addition, no ISO may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of our stock or that of a related corporation (unless certain requirements are met, including an option exercise price greater than or equal to 110% of the fair market value of the shares and an option period of five years or less).

     Nonqualified Stock Options. If an optionee receives an NQSO, the difference between the market value of the stock on the date of exercise and the option exercise price will constitute taxable ordinary income to the optionee on the date of exercise. We will be entitled to a deduction in the same year in an amount equal to the income taxable to the optionee. The optionee's basis in shares of our common stock acquired upon exercise of an option will equal the option exercise price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the optionee will be taxed as a capital gain or loss to the optionee, and will be long-term capital gain or loss if the optionee has held the stock for more than one year at the time of sale.

     Pursuant to the terms of the Plan, we will require any recipient of shares of our common stock to pay us the amount of any tax or other amount required by any governmental authority to be withheld and paid over by us to such authority for the account of such recipient. We also will withhold all required taxes from any amount payable with respect to an award.

     Stock Appreciation Rights. For federal income tax purposes, the grant of an SAR will not result in taxable income to the holder or a tax deduction to us. At the time of exercise of an SAR, the SAR holder will forfeit the right to benefit from any future appreciation of the stock subject to the SAR. Accordingly, taxable income to the SAR holder is deferred until the SAR is exercised. Upon exercise, the amount of cash and fair market value of shares received by the SAR holder, less cash or other consideration paid (if any), is taxed to the SAR holder as ordinary income and we will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

     Restricted Stock Subject to Restricted Awards. Similar to SARs, awards for restricted stock generally will not result in taxable income to the employee or a tax deduction to us for federal income tax purposes. Upon expiration of the restricted period applicable to the restricted stock award, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the recipient's ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the recipient may elect to include in his ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid therefor. We will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

     Restricted Units and Restricted Awards Other Than Restricted Stock. The federal income tax consequences of the award of restricted units and other restricted awards other than restricted stock will depend on the conditions of the award. Generally, the transfer of cash or property will result in ordinary income to the recipient and a tax deduction to us. If there is a substantial risk that the property transferred will be forfeited (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the risk of forfeiture lapses. However, the recipient may generally elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction to us occurs only when ordinary income in respect of an award is recognized by the employee (and then the deduction is subject to reasonable compensation and withholding requirements). Because restricted stock awards will be subject to such conditions as the Committee may determine, the federal income tax consequences to the recipient and to us will depend on the specific conditions of the award.


Potential Antitakeover Effect

     Although the increase in the number of shares issuable under the Company's 1998 Stock Incentive Plan could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company's Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the approval of the amendment to the Company's 1998 Stock Incentive Plan was not in response to any effort the Company is aware of to accumulate shares of the Company's common stock or obtain control of the Company, nor was it part of a plan by management to recommend a series of similar amendments to the Company's Board of Directors and shareholders.


Stock Ownership of Certain Beneficial Owners and Management


     The following table sets forth, as of June 8, 2001, certain information regarding ownership of our common stock on an "as converted" basis. The information is presented for each person we know to be a beneficial owner of 5% or more of our securities, each of our directors and executive officers and all of our executive officers and directors as a group.

                                                                  Amount and Nature of
                                                                 Beneficial Ownership of      Percentage of Common
            Name and Address of Beneficial Owner                     Common Stock (1)             Stock Owned(2)
-------------------------------------------------------------    -----------------------      --------------------
T. Wayne Davis...............................................         120,312,875 (3)                 29.66%

Philip A. Belyew.............................................           6,473,971 (4)                  1.59%

Mark DiLuzio.................................................               7,732 (5)                     *

Kim Mattingly................................................              67,300 (6)                     *

Wayne N. Nellums.............................................               2,577 (5)                     *

Derek E. Dewan...............................................             100,000 (7)                     *

Ford G. Pearson..............................................           1,199,000 (8)                     *

GE Capital Corporation.......................................         141,258,846 (9)                 34.83%

All executive officers and directors as a group (7 persons)..            128,163,455                  31.51%

--------------
*    Represents less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares beneficially owned. Shares of common stock issuable upon the conversion of options or warrants currently exercisable, or exercisable within 60 days of June 8, 2001, are deemed to be beneficially owned.
(2) On June 8, 2001, there were 31,959,674 shares of our common stock issued and outstanding. We have also assumed that options to purchase approximately 53,507,568 shares of our common stock at $.05 per share issued to our lenders and to a certain lessor in connection with the restructuring of our debt have been exercised, that 5,000,000 shares of our Series A Preferred Stock and 2,970,000 shares of Series B Preferred Stock have been converted into an aggregate of 320,065,847 shares of our common stock. In addition, we have assumed that options that have been issued to directors and executive officers individually and as a group and vested as of June 8, 2001 (or within 60 days after June 8, 2001), have been converted into 1,175,000 shares of common stock.

(3) Consists of 6,934,731 shares owned by the ECD Trust, of which Mr. Davis is Trustee; 1,577,614 shares of our common stock owned directly; 1,276,396 shares owned by the TWD Trust for ECD, of which Mr. Davis is Trustee; 186,602 shares owned by the TWD Trust for DDL, of which Mr. Davis is Trustee; 171,497 shares owned by the TWD Trust for TDD, of which Mr. Davis is Trustee; 20,438 shares owned by the TWD Trust for TWD, Jr., of which Mr. Davis is Trustee; 14,997 shares owned by Redwing Properties, Inc., of which Mr. Davis is President; 4,912 shares owned by Mr. Davis' wife, Mary O. Davis; and an aggregate of 50,688 shares of our common stock held by Mr. Davis as custodian for Mr. Davis' children, C. Rebecca Davis, Elizabeth Davis and Katherine C. Davis. Additionally, consists of 70,000,000 shares of our common stock issuable upon the conversion of the Series B Preferred Stock owned by the ECD Trust, of which Mr. Davis is Trustee, 40,000,000 shares of our common stock issuable on the conversion of the Series B Preferred Stock issued as a placement fee to Mr. Davis, and 75,000 shares of our common stock issuable on the exercise of presently exercisable options.
(4) Consists of 228,571 shares of our common stock owned directly, 5,000,000 shares of our common stock issuable on the conversion Series B Preferred Stock received in consideration of indebtedness forgiveness, 345,400 shares issuable on conversion of purchased Series B Preferred Stock and 900,000 shares of our common stock issuable on the exercise of presently exercisable options.
(5)  Consists of shares of our common stock owned directly.
(6) Consists of 500 shares of our common stock owned directly and 66,800 shares of our common stock issuable on the exercise of presently exercisable options.
(7) Consists of shares of our common stock issuable on the exercise of presently exercisable options.
(8) Consists of 1,099,000 shares of our common stock issuable on conversion of purchased Series B Preferred Stock and 100,000 shares of our common stock issuable on the exercise of presently exercisable options.
(9) Consists of 23,065,847 shares of our common stock issuable on the conversion of our Series A Convertible Preferred Stock following the offering, 37,500,000 shares of our common stock issuable on the conversion of past accrued dividends on Series A Preferred Stock; 40,000,000 shares of our common stock issuable on conversion of the new GE Capital Equity Investments, Inc. investment in Series B Preferred Stock, 22,857,143 shares of our common stock issuable on conversion of the Series B Preferred Stock issued as placement fee to GE Capital Equity Investments, Inc., and 17,835,856 shares of our common stock issuable on conversion of our Series B Preferred Stock issuable on the exercise of a presently exercisable option granted to GE Leasing, Inc. The address of GE Capital Corporation is 120 Long Ridge Road, Stamford, Connecticut 06927.

                                 ACTIONS TAKEN


     On June 8, 2001, holders of 17,062,950 shares, or 53.21%, of our common stock approved and adopted by written consent the Amended and Restated Articles and Stock Plan Amendment. No further votes are required or necessary to approve the Amended and Restated Articles or the Stock Plan Amendment. You are being provided with this Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder. The Amended and Restated Articles and Stock Plan Amendment will not become effective until at least 20 days after the mailing of this Information Statement. This Information Statement is being mailed to the Company's shareholders on or about June 11, 2001.



                              By Order of the Board of Directors

                              /s/ T. Wayne Davis
                              ------------------
                              Chairman

Dated June 11, 2001

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                              TRANSIT GROUP, INC.

   Pursuant to Section 607.1007 of the Florida Business Corporation Act, Transit Group, Inc., (the "Corporation") hereby amends and restates its Articles of Incorporation to read as follows:

                                ARTICLE I. NAME

   The name of this Corporation is TRANSIT GROUP, INC. (the "Corporation").

                              ARTICLE II. PURPOSE

   The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any and all lawful act or activity for which corporations may be organized under the Florida Business Corporation Act as now or hereinafter in force. The Corporation shall possess and exercise all of the powers and privileges granted by the Florida Business Corporation Act, by any other law or by these Articles, together with all such powers and privileges incidental thereto as may be necessary or convenient to the conduct, promotion or attainment of the purposes of the Corporation.

                          ARTICLE III. SHARE STRUCTURE

   (a) This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is 520,000,000 shares, of which 500,000,000 shares are Common Stock, $.01 par value per share, and 20,000,000 shares are Preferred Stock, no par value per share. The rights and preferences of all outstanding shares of Common Stock shall be identical. The holders of outstanding shares of Common Stock shall have the right to vote on all matters submitted to a vote of the stockholders of the Corporation, on the basis of one vote per share of Common Stock owned.

   (b) The Preferred Stock may be issued from time to time in one or more classes and series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such class and/or series of Preferred Stock and shall fix the preferences, limitations and relative rights thereof. The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued class or series of Preferred Stock and to fix the number of shares of any class or series of Preferred Stock and the designation of any such class or series of Preferred Stock to the fullest extent permitted by the Florida Business Corporation Act. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any class or series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares thereof subsequent to the issue of shares of that series.

   (c) Five million (5,000,000) of the authorized shares of Preferred Stock have been and are hereby designated "Series A Convertible Preferred Stock." The rights, preferences, privileges, restrictions and other matters relating to the Series A Convertible Preferred Stock are as set forth in Exhibit "A" attached hereto and incorporated herein.

   (d) Four million (4,000,000) of the authorized shares of Preferred Stock have been and are hereby designated "Series B Convertible Preferred Stock." The rights, preferences, privileges, restrictions and other matters relating to the Series B Convertible Preferred Stock are as set forth in Exhibit "B" attached hereto and incorporated herein.

                              ARTICLE IV. DURATION

   The Corporation shall have perpetual existence.

                         ARTICLE V. BOARD OF DIRECTORS

   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall exercise all powers conferred under the laws of the State of Florida. The number of directors shall be determined in accordance with the Bylaws of the Corporation. The election of directors of the Corporation may, but need not, be by ballot.

                       ARTICLE VI. LIABILITY OF DIRECTORS

   To the fullest extent permitted by the Florida Business Corporation Act, as the same now exists or may hereafter be amended in a manner more favorable to directors, a director of the Corporation shall not be personally liable to the Corporation, its stockholders or any other person for monetary damages for breach of fiduciary duty as a director. If the law of the State of Florida is amended after the filing of these Articles to authorize corporate action further limiting or eliminating the personal liability of directors of the Corporation, then the liability of directors to the Corporation or its stockholders shall be limited or eliminated to the fullest extent permitted by law of the State of Florida, as so amended from time to time. Any repeal or modification of the provisions of this Article VI, either directly or by the adoption of an inconsistent provision of these Articles, shall be prospective only and shall not adversely affect any right or protection set forth herein existing in favor of a particular individual at the time of such repeal or modification.

                          ARTICLE VII. INDEMNIFICATION

   (a) The Corporation shall indemnify, and upon request shall advance expenses (including attorneys' fees), in the manner and to the fullest extent permitted by law, to any person who was or is an officer or director of the Corporation (or the estate of any such person) and who was or is a party to any threatened, pending or completed action, suit or other type of proceeding, whether civil, criminal, administrative, or investigative whether formal or informal (a "proceeding") (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (an "indemnitee") against liability incurred, including obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred (including attorneys' fees), in connection with such proceeding, including any appeal thereof, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interest of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

   (b) The Corporation shall indemnify any person who was or is an officer or director of the Corporation (or the estate of any such person) and who was or is a party to any threatened, pending or completed action, suit or other type of proceeding, whether civil, criminal, administrative, investigative and whether formal or informal (a "proceeding") by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

   (c) To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsection (a) or subsection (b) above, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses actually and reasonably incurred by him or her in connection therewith.

   (d) The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any liability, including obligations to pay a judgment, settlement, penalty, fine (including and excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred (including attorneys' fees), to the fullest extent permitted by law, both as to action in such person's official capacity and as to action in another capacity while holding such office.

   (e) Notwithstanding any provision of this Article VII to the contrary, the Corporation shall indemnify any indemnitee named above in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

   (f) Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Corporation's Articles of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, with respect to any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                              ARTICLE VIII. BYLAWS

   The Board of Directors of the Corporation is expressly authorized to make, alter or repeal bylaws of the Corporation.

                          ARTICLE IX. CORPORATE BOOKS

   The books of the Corporation may be kept (subject to any provision of law) outside the State of Florida at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

                        ARTICLE X. STOCKHOLDER PROPOSALS

   Advance notice of new business to be brought before any meeting of the stockholders and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

   IN WITNESS WHEREOF, the undersigned has duly executed these Amended and
Restated Articles of Incorporation on the   day of    , 2001.

                                          TRANSIT GROUP, INC.


ATTEST:                                   By:
                                            -----------------------------------
                                            Philip A. Belyew, Chief Executive
                                             Officer

----------------------------------------
James Overley, Secretary

                              TRANSIT GROUP, INC.

                              AMENDED AND RESTATED
                    CERTIFICATE OF DESIGNATION, PREFERENCES
                   AND RELATIVE, PARTICIPATING, OPTIONAL AND
                    OTHER SPECIAL RIGHTS OF PREFERRED STOCK
                      AND QUALIFICATIONS, LIMITATIONS AND
                              RESTRICTIONS THEREOF

                               ----------------
                      Pursuant to Section 607.1004 of the
                        Florida Business Corporation Act

                               ----------------

   TRANSIT GROUP, INC. (the "Company"), a corporation organized and existing under the laws of the State of Florida, hereby certifies that pursuant to the provisions of Section 607.1004 of the Florida Business Corporation Act, its Board of Directors, by action taken April 10, 2001, adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

   WHEREAS, the Board of Directors of the Company is authorized, within the limitations and restrictions stated in the articles of incorporation, to fix by resolution or resolutions the designation of preferred stock and the powers, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the Florida Business Corporation Act; and

   WHEREAS, the Board of Directors has previously created and fixed the terms of the Series A Preferred Stock; and

   WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to amend the terms of the Series A Convertible Preferred Stock of the Company and the number of shares constituting such preferred stock;

   NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized the Series A Convertible Preferred Stock on the terms and with the provisions herein set forth:

                              AMENDED AND RESTATED
                   TERMS, PREFERENCES, RIGHTS AND LIMITATIONS
                                       of
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       of
                              TRANSIT GROUP, INC.

   The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series A Convertible Preferred Stock or the holders thereof are as follows:

   1. Definitions. For purposes of this Designation, the following definitions shall apply:

   "Amendment Date" shall mean the date this amended and restated certificate is filed with the Florida Department of State.

   "Board" shall mean the Board of Directors of the Company.

   "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

   "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Company.

   "Company" shall mean Transit Group, Inc., a Florida corporation.

   "Conversion Price" shall mean the amount computed by dividing the Liquidation Preference by the Conversion Ratio.

   "Conversion Ratio" has the meaning set forth in Section 7 hereof.

   "Convertible Preferred Stock" shall refer to shares of Series A Convertible Preferred Stock, no par value per share, of the Company.

   "Current Market Price," when used with reference to shares of Common Stock or other securities on any date, shall mean the average of the daily market prices for the 10 consecutive Trading Days immediately prior to such date. The daily market price for each such Trading Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ Stock Market on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange or market, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or market, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or such market, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by NASDAQ or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or
(v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers ("NASD") selected mutually by the Required Holders and Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Required Holders and one of which shall be selected by Company.

   "Dividend Rate" shall mean 9% per annum.

   "Event of Default" shall have the meaning assigned to it in the Purchase Agreement and shall also mean the failure of the Company to redeem shares of Convertible Stock pursuant to Section 6 hereof.

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such similar Federal statute.

   "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction, with neither being under any compulsion to buy or sell.

   "Fully Diluted Outstanding" shall mean, with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock outstanding at such date and all shares of Common Stock issuable upon the conversion of the Convertible Preferred Stock outstanding on such date, and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

   "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

   "Liquidation Preference" shall mean $5.00 per share.

   "Organic Change" shall mean (A) any sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Company, (B) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (C) any merger or consolidation to which the Company is a party and which the holders of the voting securities of the Company immediately prior thereto own less than a majority of the outstanding voting securities of the surviving entity immediately following such transaction, or (D) any transaction, other than the conversion of accrued and unpaid dividends on the Series B Preferred Stock into additional shares of Series B Preferred Stock, following which any Person or group of Persons (as such term is used in Section 13(d) of the Exchange Act) shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) securities of the Company representing 50% or more of the voting securities of the Company then outstanding. For purposes of the preceding sentence, "voting securities" shall mean securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).

   "Original Issue Date" shall mean the date of the original issuance of shares of Convertible Preferred Stock.

   "Permitted Issuances" shall mean issuances of shares of Common Stock (i) upon the exercise or conversion of warrants or convertible securities of the Company outstanding on the Original Issue Date (including the Convertible Preferred Stock), (ii) upon the exercise of employee stock options issued with the approval of the Company's Board of Directors pursuant to Company's current stock option plans, (iii) as consideration in connection with Permitted Acquisitions (as such term is defined in the Purchase Agreement) at a price (or deemed price) per share equal to or greater than the lower of (x) the Current Market Price per share of Common Stock (calculated as of the date on which such price per share is agreed upon whether upon the signing of a letter of intent, if so provided therein, or the signing of a definitive purchase agreement) and
(y) the Conversion Price, (iv) upon the exercise of options to purchase up to an additional 30,000,000 shares of Common Stock issued with approval of the Company's Board of Directors, (v) upon the exercise of options to purchase shares of Common Stock issued to the bank group led by Bank One, N.A., the Company's primary lender, and General Electric Capital Corporation, and (vi) issued upon the conversion of Series B Preferred Stock. "Permitted Issuances" shall also include the issuance of Series B Preferred Stock (i) as a placement fee relating to the purchase of the Series B Preferred Stock and as a deferral fee to certain members of the Carroll Fulmer family in an aggregate amount up to 1,100,000 shares, (ii) as a dividend to holders of the Series B Preferred Stock, (iii) in connection with the conversion of certain indebtedness owed by the Company to Philip A. Belyew and certain other individuals in an amount up to 95,000 shares, and (iv) to holders of the Convertible Preferred Stock for dividends accrued prior to January 31, 2001.

   "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

   "Purchase Agreement" shall mean the Purchase Agreement, dated as of May 13, 1999, by and between the Company and Purchaser named therein, as amended on the Amendment Date, and as it may be amended from time to time, a copy of which is on file at the principal office of the Company.

   "Redemption Date" shall mean the date on which any shares of Convertible Preferred Stock are redeemed by the Company.

   "Redemption Price" has the meaning set forth in Section 6(a)(i) of this Certificate of Designation.

   "Required Holders" shall mean the holders of at least a majority of the outstanding shares of Convertible Preferred Stock.

   "Series B Preferred Stock" shall mean the Series B Convertible Preferred Stock, no par value, of the Company.

   "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

   "Trading Day" shall mean a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange or NASDAQ market, a day on which such exchange or market is open for the transaction of business.

   2. Designation: Number of Shares. The designation of the preferred stock authorized by this resolution shall be "Series A Convertible Preferred Stock" and the number of shares of Convertible Preferred Stock authorized hereby shall be 5,000,000 shares.

   3. Dividends.

   (a) So long as any shares of Convertible Preferred Stock shall be outstanding, the holders of such Convertible Preferred Stock shall be entitled to receive out of any funds legally available therefor, when, as and if declared by the Board of Directors of the Company, preferential dividends in cash at the Dividend Rate on the Liquidation Preference hereunder. Such dividends shall be cumulative and begin to accrue from January 31, 2001 whether or not declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of those dividends. All dividends that have accrued through January 31, 2001, totaling $1,875,000, have been converted into Series B Preferred Stock at a price of $5.00 per share, which conversion satisfies all dividend obligations of the Company through such date.

   (b) So long as any shares of Convertible Preferred Stock shall be outstanding, (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on account of any Common Stock, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Company and no funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof, other than redemptions of shares of Common Stock pursuant to contractual obligations in existence on the Amendment Date and the Series B Preferred Stock.

   (c) Notwithstanding anything to the contrary herein, the Company shall be entitled to pay preferential dividends in cash at 10.5% per annum on the liquidation preference of the Series B Preferred Stock of the Company, when and as declared by the Board.

   4. Liquidation Rights of Convertible Preferred Stock.

   (a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of Common Stock or any share of any other class or series of the Company's preferred stock ranking junior to the Convertible Preferred Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Company, and after the payment in full of the liquidation preference on the Series B Preferred Stock, an amount equal to the Liquidation Preference plus all declared or accrued and unpaid dividends in respect of any liquidation, dissolution or winding up consummated.

   (b) If upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the remaining assets to be distributed among the holders of Convertible Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then the entire assets of the Company remaining to be distributed shall be distributed ratably among the holders of Convertible Preferred Stock, based on the full preferential amounts for the number of shares of Convertible Preferred Stock held by each holder.

   (c) After payment to the holders of Convertible Preferred Stock of the amounts set forth in Section 4(a) hereof, the entire remaining assets and funds of the Company legally available for distribution, if any, shall be distributed among the holders of any Company stock entitled to a preference over the Common Stock in accordance with the terms thereof and, thereafter, to the holders of Common Stock, in which distribution the holders of Convertible Preferred Stock and the Series B Preferred Stock shall participate on an as if converted basis.

   (d) If there is an Organic Change of the type referred to in clauses (a) or
(c) of the definition of Organic Change, then such transaction shall be deemed a liquidation for purposes of distributions to stockholders of the consideration received in such transaction, subject, however, to the provisions of Section 5(b)(iii) hereof; provided, however, that solely for the purposes of this Section 4(d), an Organic Change of the type referred to in such clause (c) shall not be deemed a liquidation for purposes of this Section 4(d) if, immediately after consummation of the Organic Change, the stockholders of Company (as determined immediately prior to such Organic Change) own at least 35% of the voting capital stock of the surviving entity.

   5. Voting Rights. In addition to any voting rights provided by law, the holders of shares of Convertible Preferred Stock shall have the following voting rights:

   (a) So long as any of the Convertible Preferred Stock is outstanding, each share of Convertible Preferred Stock shall entitle the holder thereof to vote on all matters voted on by the holders of Common Stock, voting together as a single and not separate class with other shares entitled to vote at all meetings of the stockholders of the Company. With respect to any such vote, each share of Convertible Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the number of shares of Common Stock of the Company into which such share of Convertible Preferred Stock is convertible on the record date for such vote.

   (b) The affirmative vote of the Required Holders, voting together as a class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, or pursuant to a written consent of stockholders shall be necessary to

  (i) authorize, adopt or approve an amendment to the articles of incorporation of the Company which would alter or change in any manner the terms, powers, preferences or special rights of the shares of Convertible Preferred Stock or grant waivers thereof, or which would otherwise adversely affect the rights of the Convertible Preferred Stock, provided that no such modification or amendment may, without the consent of each holder of Convertible Preferred Stock affected thereby, (A) change the redemption date of the Convertible Preferred Stock; (B) raise the Conversion Price or reduce the Liquidation Preference, Dividend Rate or Redemption Price of the Convertible Preferred Stock; (C) adversely affect any of the conversion features of the Convertible Preferred Stock set forth in Section 7 hereof; or
       (D) reduce the percentage of outstanding Convertible Preferred Stock necessary to modify or amend the terms thereof or to grant waivers thereof;

  (ii) issue any shares of the capital stock of the Company ranking senior to, or pari passu with (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winding up) the Convertible Preferred Stock, or issue any securities convertible into or exchangeable for such shares, except shares of Common Stock; or

  (iii) take any action which is in violation of Article V of the Purchase Agreement.

   (c) The holders of shares of Convertible Preferred Stock shall have, in addition to their other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect two directors of the Company in accordance with this Section 5, and if, on any date after the Amendment Date, an Event of Default shall have occurred and be continuing, then the holders of the Convertible Preferred Stock shall have the right to elect one additional member of the Board.

  (d) (i) The foregoing rights of holders of shares of Convertible Preferred Stock to take any actions as provided in this Section 5 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof or pursuant to any written consent of stockholders.

  (ii) If the holders of the Convertible Preferred Stock have the right to elect one director pursuant to Section 5(c) above, or at any time with respect to the two directors the holder of the Convertible Preferred Stock is entitled to elect pursuant to Section 5(c) above, a proper officer of the Company, upon the written request of the holders of record of at least ten percent (10%) of the shares of Convertible Preferred Stock then outstanding, addressed to the Secretary of the Company, shall call a special meeting in lieu of the annual meeting of stockholders or a special meeting of the holders of Convertible Preferred Stock, for the purpose of electing directors. Any such meeting shall be held at the earliest practicable date at the place for the holding of the annual meetings of stockholders. If such meeting shall not be called by the proper officer of the Company within twenty (20) days after personal service of said written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of record of at least ten percent (10%) of the outstanding shares of Convertible Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meetings of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. Any holder of Convertible Preferred Stock so designated shall have access to the lists of stockholders to be called pursuant to the provisions hereof.

   (e) Any vacancy occurring in the office of director to be elected by the holders of Convertible Preferred Stock pursuant to Section 5(d) above may be filled by the remaining director elected by the holders of Convertible Preferred Stock unless and until such vacancy shall be filled by the holders of Convertible Preferred Stock. The term of office of the directors elected by the holders of Convertible Preferred Stock shall terminate upon the election of their successors at any meeting of stockholders held for the purpose of electing directors, and the rights of the holders of the Convertible Preferred Stock to elect members of the Board of Directors of the Company as provided herein shall terminate at such time as less than five percent (5%) of the Convertible Preferred Stock remains outstanding.

   (f) The directors elected by the holders of shares of Convertible Preferred Stock voting separately as a single class may be removed from office with or without cause by the vote of the holders of at least a majority of the outstanding shares of Convertible Preferred Stock. A special meeting of the holders of shares of Convertible Preferred Stock may be called in accordance with the procedures set forth in subparagraph (d) of this Section 5.

   6. Redemption of Convertible Preferred Stock.

   (a) Upon at least thirty (30) Business Days prior written notice to the Company by any of the holders of the Convertible Preferred Stock (the "Redemption Notice"), which written notice may not be sent for a redemption prior to fifty-four months from the Amendment Date, the Company shall redeem, at the redemption price equal to the sum of the Liquidation Preference per share plus an amount equal to all accrued and unpaid dividends per share thereon (the "Redemption Price"), the number of shares of Convertible Preferred Stock specified in such notice, up to one-third of the shares issued on the Original Issue Date if the Redemption Notice is given for a redemption on or after fifty-four months from the Amendment Date, up to two-thirds of such amount if given for a redemption on or after sixty-six months from the Amendment Date and up to all such shares if given for a redemption on or after seventy-eight months from the Amendment Date and for a period of one year thereafter. If the Required Holders so elect, on or after seventy-eight months from the Amendment Date but before one hundred fourteen months from the Amendment Date or at any time upon the occurrence of an Organic Change, the Company shall redeem all of the outstanding shares of Convertible Preferred Stock; provided, however, that solely for the purposes of this Section 6(a), an Organic Change of the type referred to in clause (c) of the definition of Organic Change shall not be deemed an Organic Change for purposes of this
Section 6(a) if, immediately after consummation of the Organic Change, the stockholders of Company (as determined immediately prior to such Organic Change) own at least 35% of the voting capital stock of the surviving entity. Such redemption rights shall expire one hundred fourteen months from the Amendment Date except upon the occurrence of an Organic Change.

   (b) Upon receipt of a Redemption Notice, the Company shall fix a date for redemption (the "Redemption Date"), which shall be no later than thirty (30) Business Days after the date of the Redemption Notice. Within five (5) business days following receipt of any Redemption Notice, the Company shall notify each other holder of record of shares of Convertible Preferred Stock and Series B Preferred Stock which has not made a redemption request at such time, specifying the name of the holder or holders who have given the Redemption Notice and the number of shares covered by such request. Each other holder shall then have a period of fifteen (15) Business Days following the date of such notice from the Company in which to provide to the Company a Redemption Notice in order for the Company to simultaneously redeem their shares of Convertible Preferred Stock and Series B Preferred Stock which are then subject to redemption. The redemption of any shares of Series B Preferred Stock will be made pursuant to the terms set forth in the Certificate of Designations with respect thereto. Each holder of Convertible Preferred Stock who has given the Company a Redemption Notice shall surrender the certificate or certificates representing such shares of Convertible Preferred Stock to the Company, duly endorsed for transfer in the manner and at the place designated by the Company in a notice to the redeeming holders, and thereupon the Redemption Price for such shares shall be payable in cash on the Redemption Date to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

   (c) Unless the Company defaults in the payment in full of the Redemption Price, dividends on the Convertible Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and the holders of such shares redeemed shall cease to have any further rights with respect thereto on the Redemption Date, other than to receive the Redemption Price without interest.

   (d) If, at the time of any redemption pursuant to this Section 6, the funds of the Company legally available for redemption of Convertible Preferred Stock are insufficient to redeem the number of shares required to be redeemed, those funds which are legally available shall be used to redeem the maximum possible number of such shares, pro rata based upon the number of shares to be redeemed. At any time thereafter when additional funds of the Company become legally available for the redemption of Convertible Preferred Stock, such funds shall immediately be used to redeem the balance of the shares of Convertible Preferred Stock which the Company has become obligated to redeem pursuant to this subparagraph, but which it has not redeemed.

   (e) The Company may not otherwise redeem or repurchase the Convertible Preferred Stock.

   (f) Notwithstanding anything to the contrary herein, the rights granted under this Section 6 shall be subordinate to the redemption rights of the holders of the Series B Preferred Stock. In the event the holders of the Series B Preferred Stock exercise the redemption rights provided for in the Certificate of Designations of the Series B Preferred Stock, the available funds of the Company shall first be used to satisfy such redemption request. Any funds available after satisfaction in full of the redemption rights of the holders of the Series B Preferred Stock shall be available for redemption of the Convertible Preferred Stock pursuant to this Section 6.

   7. Conversion.

   (a) Subject to the provisions for adjustment hereinafter set forth, each share of Convertible Preferred Stock shall be convertible at any time after the earlier of (i) the ninetieth (90/th/) day following the Amendment Date, or (ii) the effective date of an amendment to the Articles of Incorporation of the Company increasing the number of authorized shares of Common Stock to 500,000,000 and from time to time thereafter, at the option of the holder thereof (such conversion, an "Optional Conversion") into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock deliverable upon conversion of a share of Convertible Preferred Stock, adjusted as hereinafter provided, is referred to herein as the "Conversion Ratio." The Conversion Ratio shall initially be one (1), subject to adjustment from time to time pursuant to paragraph (f) of this Section 7. No fractional shares shall be issued upon the conversion of any shares of Convertible Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Convertible Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the Current Market Price of such fraction on the date of conversion.

  (b) (i) An Optional Conversion of the Convertible Preferred Stock may be effected by any such holder upon the surrender to the Company at the principal office of the Company of the certificate for such Convertible Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares (which may be fractional shares) in accordance with the provisions of this Section 7 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Upon an Optional Conversion of any shares of Convertible Preferred Stock, dividends on the Convertible Preferred Stock so converted shall cease to accumulate, and the Company shall pay the holder thereof all accrued and unpaid dividends owing in respect of such shares so converted, which dividends shall be paid when declared by the Board.

     (ii) In case the written notice specifying the name or name in which such holder wishes the certificate or certificates for shares of Common Stock to be issued shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Company will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Convertible Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Company that such taxes have been paid), the Company shall deliver or cause to be delivered
          (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Convertible Preferred Stock being converted shall be entitled and (ii) if less than the full number of shares of Convertible Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.

    (iii) In the case of an Optional Conversion, such conversion shall be deemed to have been made at the close of business on the date of giving the written notice referred to in the first sentence of
          (b)(i) above and of such surrender of the certificate or certificates representing the shares of Convertible Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

   (c) In case any shares of Convertible Preferred Stock are to be redeemed pursuant to Section 6, all rights of conversion shall cease and terminate as to the shares of Convertible Preferred Stock to be redeemed at the close of business on the Business Day next preceding the date fixed for redemption unless the Company shall default in the payment of the Redemption Price.

   (d) The Conversion Ratio shall be subject to adjustment from time to time in certain instances as hereinafter provided.

   (e) The Company shall at all times reserve, and keep available for issuance upon the conversion of the Convertible Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Convertible Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Convertible Preferred Stock.

   (f) The Conversion Ratio will be subject to adjustment from time to time as follows:

  (i) In case the Company shall at any time or from time to time after the Original Issue Date (A) pay a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock,
         (B) subdivide the outstanding shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company, then, and in each such case, the Conversion Ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Convertible Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this clause (i) in connection with any transaction to which paragraph (g) applies.

  (ii) In case the Company shall issue shares of Common Stock (or rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) after the Original Issue Date, other than issuances covered by clause (i) above and Permitted Issuances, at a price per share (or having an exercise, conversion or exchange price per share) less than the Conversion Price as of the date of issuance of such shares or of such rights, warrants or other convertible or exchangeable securities, then, and in each such case, the Conversion Price shall be reduced (but not increased) to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Fully Diluted Outstanding Common Stock outstanding immediately prior to such issue multiplied by the then existing Conversion Price, plus (y) the consideration, if any, received by Company upon such issue, by (B) the total number of shares of Fully Diluted Outstanding Common Stock outstanding immediately after such issue or sale. The Conversion Ratio shall be adjusted to equal the Liquidation Preference divided by the Conversion Price. For the purpose of determining the consideration received by the Company upon any such issue pursuant to clause (y) above, if the consideration received by the Company is other than cash, its value will be deemed its Fair Market Value, as determined in good faith by the Board of Directors of the Company.

  (iii) An adjustment made pursuant to clause (ii) above shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of clause (ii), the aggregate consideration received by the Company in connection with the issuance of shares of Common Stock or of rights, warrants or other securities exchangeable or convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate offering price of all such Common Stock and such rights, warrants, or other exchangeable or convertible securities plus the minimum aggregate amount, if any, receivable upon exchange or conversion of any such exchangeable or convertible securities into shares of Common Stock.

  (iv) In case the Company shall at any time or from time to time after the Original Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Company or any of its Subsidiaries by way of dividend or spinoff), on its Common Stock, other than dividends or distributions of shares of Common Stock which are referred to in clause (i) of this paragraph (f), then, and in each such case, the Conversion Ratio shall be adjusted so that the holder of each share of Convertible Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable Conversion Ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the Current Market Price per share of Common Stock at such record date, and the denominator of which shall be such Current Market Price per share of Common Stock less the Fair Market Value of such dividend or distribution per share of Common Stock. No adjustment shall be made pursuant to this clause (v) in connection with any transaction to which paragraph (g) applies.

  (v) For purposes of this paragraph (f), the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Company or any of its subsidiaries.

  (vi) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph (f) or in the Conversion Ratio then in effect shall be required by reason of the taking of such record.

  (vii) Anything in this paragraph (f) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Conversion Ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the Conversion Ratio by at least one-tenth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the Conversion Ratio by at least one-tenth of one share of Common Stock, such change in Conversion Ratio shall thereupon be given effect.

  (viii) If any option or warrant expires or is cancelled without having been exercised, then, for the purposes of the adjustments set forth above, such option or warrant shall have been deemed not to have been issued and the Conversion Ratio shall be adjusted accordingly. No holder of Common Stock which was previously issued upon conversion of Convertible Preferred Stock shall have any obligation to redeem or cancel any such shares of Common Stock as a result of the operation of this paragraph (viii).

   (g) In case of any Organic Change (or any other merger or consolidation to which the Company is a party, which for purposes of this paragraph (g) shall be deemed an Organic Change), each share of Convertible Preferred Stock then outstanding, other than those shares to be redeemed pursuant to Section 6 hereof, shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Organic Change, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Organic Change by a holder of that number of shares of Common Stock into which one share of Convertible Preferred Stock was convertible immediately prior to such Organic Change (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Organic Change). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 7 shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property.

   (h) In case at any time or from time to time the Company shall pay any stock dividend or make any other non-cash distribution to the holders of its Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Company or consolidation or merger of the

Company with or into another corporation, or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give at least 20 days' prior written notice to the registered holders of the Convertible Preferred Stock at the addresses of each as shown on the books of the Company as of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Organic Change to which paragraph (g) applies the Company shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

   8. Reports as to Adjustments. Upon any adjustment of the Conversion Ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in Section 7, then, and in each such case, the Company shall promptly deliver to each holder of the Convertible Preferred Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion Ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion granted by Section 7, and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment. Where appropriate, such notice to holders of the Convertible Preferred Stock may be given in advance.

   9. Certain Covenants. Any registered holder of Convertible Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

   10. No Reissuance of Preferred Stock. No Convertible Preferred Stock acquired by the Company by reason of redemption, purchase, or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

   11. Notices. All notices to the Company permitted hereunder shall be personally delivered or sent by first class mail, postage prepaid, addressed to its principal office located at 2859 Paces Ferry Road, Suite 1740, Atlanta, Georgia 30339, or to such other address at which its principal office is located and as to which notice thereof is similarly given to the holders of the Convertible Preferred Stock at their addresses appearing on the books of the Company.

   IN WITNESS WHEREOF, TRANSIT GROUP, INC. has caused this Certificate to be signed by its President and Secretary, respectively, on this 10/th/ day of April, 2001.

                                          /s/ Philip A. Belyew
                                          -------------------------------------
                                          PHILIP A. BELYEW, President

                                          /s/ James G. Overley
                                         --------------------------------------
                                          JAMES G. OVERLEY, Secretary

                              TRANSIT GROUP, INC.

                    CERTIFICATE OF DESIGNATION, PREFERENCES
                   AND RELATIVE, PARTICIPATING, OPTIONAL AND
                    OTHER SPECIAL RIGHTS OF PREFERRED STOCK
                      AND QUALIFICATIONS, LIMITATIONS AND
                              RESTRICTIONS THEREOF

                               ----------------
                      Pursuant to Section 607.1004 of the
                        Florida Business Corporation Act

                               ----------------

   TRANSIT GROUP, INC. (the "Company"), a corporation organized and existing under the laws of the State of Florida, hereby certifies that pursuant to the provisions of Section 607.1004 of the Florida Business Corporation Act, its Board of Directors, by action taken April 10, 2001, adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

   WHEREAS, the Board of Directors of the Company is authorized, within the limitations and restrictions stated in the articles of incorporation, to fix by resolution or resolutions the designation of preferred stock and the powers, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the Florida Business Corporation Act; and

   WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to authorize and fix the terms of the preferred stock to be designated the Series B Convertible Preferred Stock of the Company and the number of shares constituting such preferred stock;

   NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized the Series B Convertible Preferred Stock on the terms and with the provisions herein set forth:

                   TERMS, PREFERENCES, RIGHTS AND LIMITATIONS
                                       of
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       of
                              TRANSIT GROUP, INC.

   The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series B Convertible Preferred Stock or the holders thereof are as follows:

   1. Definitions. For purposes of this Certificate, the following definitions shall apply:

   "Board" shall mean the Board of Directors of the Company.

   "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

   "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Company.

   "Company" shall mean Transit Group, Inc., a Florida corporation.

   "Conversion Price" shall mean the amount computed by dividing the Liquidation Preference by the Conversion Ratio.

   "Conversion Ratio" has the meaning set forth in Section 7 hereof, and shall initially be one hundred (100).

   "Convertible Preferred Stock" shall refer to shares of Series B Convertible Preferred Stock, no par value per share, of the Company.

   "Current Market Price," when used with reference to shares of Common Stock or other securities on any date, shall mean the average of the daily market prices for the 10 consecutive Trading Days immediately prior to such date. The daily market price for each such Trading Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ Stock Market on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange or market, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or market, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or such market, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by NASDAQ or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or
(v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers ("NASD") selected mutually by the Required Holders and Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Required Holders and one of which shall be selected by Company.

   "Dividend Rate" shall mean 10.5% per annum.

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such similar Federal statute.

   "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction, with neither being under any compulsion to buy or sell.

   "Fully Diluted Outstanding" shall mean, with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock outstanding at such date and all shares of Common Stock issuable upon the conversion of the Convertible Preferred Stock outstanding on such date, and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

   "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

   "Liquidation Preference" shall mean $5.00 per share.

   "Organic Change" shall mean (A) any sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Company, (B) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (C) any merger or consolidation to which the Company is a party and which the holders of the voting securities of the Company immediately prior thereto own less than a majority of the outstanding voting securities of the surviving entity immediately following such transaction, or (D) any transaction, other than the conversion of accrued and unpaid dividends into shares of Convertible Preferred Stock as contemplated in Section 3(a) below, following which any Person or group of Persons (as such term is used in Section 13(d) of the Exchange Act) shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) securities of the Company representing 50% or more of the voting securities of the Company then outstanding. For purposes of the preceding sentence, "voting securities" shall mean securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).

   "Original Issue Date" shall mean the date of the original issuance of shares of Convertible Preferred Stock.

   "Permitted Issuances" shall mean issuances of shares of Common Stock (i) upon the exercise or conversion of warrants or convertible securities of the Company outstanding on the Original Issue Date (including the Series A Preferred Stock and the Convertible Preferred Stock), (ii) upon the exercise of employee stock options issued with the approval of the Company's Board of Directors pursuant to Company's current stock option plans, (iii) upon the exercise of options to purchase up to an additional 30,000,000 shares of Common Stock issued with approval of the Company's Board of Directors, and (iv) upon the exercise of options to purchase shares of Common Stock issued to the bank group led by Bank One, N.A., the Company's primary lender, and General Electric Capital Corporation. "Permitted Issuances" shall also include the issuance of Convertible Preferred Stock (i) as a placement fee relating to the purchase of the Convertible Preferred Stock and as a deferral fee to certain members of the Carroll Fulmer family, in an aggregate amount up to 1,100,000 shares, (ii) as a dividend to holders of the Convertible Preferred Stock, and (iii) to holders of the Series A Preferred Stock for dividends accrued prior to January 31, 2001.

   "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

   "Redemption Date" shall mean the date on which any shares of Convertible Preferred Stock are redeemed by the Company.

   "Redemption Price" has the meaning set forth in Section 6(a) (i) of this Certificate of Designation.

   "Required Holders" shall mean the holders of at least a majority of the outstanding shares of Convertible Preferred Stock.

   "Series A Preferred Stock" shall mean the Series A Convertible Preferred Stock, no par value, of the Company.

   "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

   "Trading Day" shall mean a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange or NASDAQ market, a day on which such exchange or market is open for the transaction of business.

   2. Designation: Number of Shares. The designation of the preferred stock authorized by this resolution shall be "Series B Convertible Preferred Stock" and the number of shares of Convertible Preferred Stock authorized hereby shall be 4,000,000 shares.

   3. Dividends.

   (a) So long as any shares of Convertible Preferred Stock shall be outstanding, the holders of such Convertible Preferred Stock shall be entitled to receive out of any funds legally available therefor, when, as and if declared by the Board of Directors of the Company, preferential dividends in cash at the Dividend Rate on the Liquidation Preference hereunder. Such dividends shall be cumulative and begin to accrue from the Original Issue Date, whether or not declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of those dividends. Each holder of the Convertible Preferred Stock shall be entitled to convert its accrued and unpaid dividends into additional shares of Convertible Preferred Stock at a price per share of $5.00 (adjusted for stock splits and the like).

    (b) So long as any shares of Convertible Preferred Stock shall be outstanding, (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on account of any Common Stock, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Company and no funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof, other than redemptions of shares of Common Stock pursuant to contractual obligations in existence on the Original Issue Date and shares of Series A Preferred Stock and Convertible Preferred Stock. Notwithstanding the foregoing, if the Company has made all dividend payments required by Section 3(a), the Company shall not be prohibited from paying dividends on the Series A Preferred Stock.

   4. Liquidation Rights of Convertible Preferred Stock.

    (a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of Common Stock or any share of Series A Preferred Stock or any other class or series of the Company's preferred stock ranking junior to the Convertible Preferred Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Company, for each share of Convertible Preferred Stock, an amount equal to the Liquidation Preference plus all declared or accrued and unpaid dividends in respect of any liquidation, dissolution or winding up consummated.

    (b) If upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of Convertible Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then the entire assets of the Company to be distributed shall be distributed ratably among the holders of Convertible Preferred Stock, based on the full preferential amounts for the number of shares of Convertible Preferred Stock held by each holder.

    (c) After payment to the holders of Convertible Preferred Stock of the amounts set forth in Section 4(a) hereof, the entire remaining assets and funds of the Company legally available for distribution, if any, shall be distributed among the holders of any Company stock entitled to a preference over the Common Stock in accordance with the terms thereof and, thereafter, to the holders of Common Stock, in which distribution the holders of Convertible Preferred Stock and Series A Preferred Stock shall participate on an as if converted basis.

    (d) If there is an Organic Change of the type referred to in clauses (a) or
(c) of the definition of Organic Change, then such transaction shall be deemed a liquidation for purposes of distributions to stockholders of the consideration received in such transaction; provided, however, that solely for the purposes of this Section 4(d), an Organic Change of the type referred to in such clause (c) shall not be deemed a liquidation for purposes of this Section 4(d) if, immediately after consummation of the Organic Change, the stockholders of Company (as determined immediately prior to such Organic Change) own at least 35% of the voting capital stock of the surviving entity.

   5. Voting Rights. In addition to any voting rights provided by law, the holders of shares of Convertible Preferred Stock shall have the following voting rights:

    (a) So long as any of the Convertible Preferred Stock is outstanding, each share of Convertible Preferred Stock shall entitle the holder thereof to vote on all matters voted on by the holders of Common Stock, voting together as a single and not separate class with other shares entitled to vote at all meetings of the stockholders of the Company. With respect to any such vote, each share of Convertible Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the number of shares of Common Stock of the Company into which such share of Convertible Preferred Stock is convertible on the record date for such vote.

   (b) The affirmative vote of the Required Holders, voting together as a class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, or pursuant to a written consent of stockholders shall be necessary to

  (i) authorize, adopt or approve an amendment to the articles of incorporation of the Company which would alter or change in any manner the terms, powers, preferences or special rights of the shares of Convertible Preferred Stock or grant waivers thereof, or which would otherwise adversely affect the rights of the Convertible Preferred Stock, provided that no such modification or amendment may, without the consent of each holder of Convertible Preferred Stock affected thereby, (A) change the redemption date of the Convertible Preferred Stock; (B) raise the Conversion Price or reduce the Liquidation Preference, Dividend Rate or Redemption Price of the Convertible Preferred Stock; (C) adversely affect any of the conversion features of the Convertible Preferred Stock set forth in Section 7 hereof; or
       (D) reduce the percentage of outstanding Convertible Preferred Stock necessary to modify or amend the terms thereof or to grant waivers thereof; or

  (ii) issue any shares of the capital stock of the Company ranking senior to, or pari passu with (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winding up) the Convertible Preferred Stock, or issue any securities convertible into or exchangeable for such shares, except shares of Common Stock. This provision is not intended to limit the right of the Company to increase the number of authorized shares of Convertible Preferred Stock as may be necessary for the Company to fulfill its obligations in the event that dividends accrued on the Convertible Preferred Stock are converted into additional shares of Convertible Preferred Stock pursuant to Section 3(a) hereof.

   (c) The foregoing rights of holders of shares of Convertible Preferred Stock to take any actions as provided in this Section 5 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof or pursuant to any written consent of stockholders.

   6. Redemption of Convertible Preferred Stock.

   (a) Upon at least thirty (30) Business Days prior written notice to the Company by any of the holders of the Convertible Preferred Stock (the "Redemption Notice"), which written notice may not be sent for a redemption prior to fifty-four months from the Original Issue Date, the Company shall redeem, at the redemption price equal to the sum of the Liquidation Preference per share plus an amount equal to the accrued and unpaid dividends per share of Convertible Preferred Stock to be redeemed (the "Redemption Price"), the number of shares of Convertible Preferred Stock specified in such notice, up to one-third of the shares issued on the Original Issue Date if the Redemption Notice is given for a redemption on or after fifty-four months from the Original Issue Date, up to two-thirds of such amount if given for a redemption on or after sixty-six months from the Original Issue Date and up to all such shares if given for a redemption on or after seventy-eight months from the Original Issue Date and for a period of one year thereafter. If the Required Holders so elect, on or after seventy-eight months from the Original Issue Date but before ninety months from the Original Issue Date or at any time upon the occurrence of an Organic Change, the Company shall redeem all of the outstanding shares of Convertible Preferred Stock; provided, however, that solely for the purposes of this Section 6(a), an Organic Change of the type referred to in clause (c) of the definition of Organic Change shall not be deemed an Organic Change for purposes of this Section 6(a) if, immediately after consummation of the Organic Change, the stockholders of Company (as determined immediately prior to such Organic Change) own at least 35% of the voting capital stock of the surviving entity. Such redemption rights shall expire ninety months from the Original Issue Date, except upon the occurrence of an Organic Change.

   (b) Upon receipt of a Redemption Notice, the Company shall fix a date for redemption (the "Redemption Date"), which shall be no later than thirty (30) Business Days after the date of the Redemption Notice. Within five (5) business days following receipt of any Redemption Notice, the Company shall notify each other holder of record of shares of Convertible Preferred Stock and Series A Preferred Stock which has not made a redemption request at such time, specifying the name of the holder or holders who have given the Redemption

Notice and the number of shares covered by such request. Each other holder shall then have a period of fifteen (15) Business Days following the date of such notice from the Company in which to provide to the Company a Redemption Notice in order for the Company to simultaneously redeem their shares of Convertible Preferred Stock and Series A Preferred Stock which are then subject to redemption. The redemption of any shares of Series A Preferred Stock will be made pursuant to the terms set forth in the Certificate of Designations with respect thereto. Each holder of Convertible Preferred Stock who has given the Company a Redemption Notice shall surrender the certificate or certificates representing such shares of Convertible Preferred Stock to the Company, duly endorsed for transfer in the manner and at the place designated by the Company in a notice to the redeeming holders, and thereupon the Redemption Price for such shares shall be payable in cash on the Redemption Date to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

   (c) Unless the Company defaults in the payment in full of the Redemption Price, dividends on the Convertible Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and the holders of such shares redeemed shall cease to have any further rights with respect thereto on the Redemption Date, other than to receive the Redemption Price without interest.

   (d) If, at the time of any redemption pursuant to this Section 6, the funds of the Company legally available for redemption of Convertible Preferred Stock are insufficient to redeem the number of shares required to be redeemed, those funds which are legally available shall be used to redeem the maximum possible number of such shares, pro rata based upon the number of shares to be redeemed. At any time thereafter when additional funds of the Company become legally available for the redemption of Convertible Preferred Stock, such funds shall immediately be used to redeem the balance of the shares of Convertible Preferred Stock which the Company has become obligated to redeem pursuant to this subparagraph, but which it has not redeemed.

   (e) The Company may not otherwise redeem or repurchase the Convertible Preferred Stock.

   (f) Notwithstanding anything to the contrary herein, the rights granted under this Section 6 shall be superior to the redemption rights of the holders of any other class of stock, including the Series A Preferred Stock. The available funds of the Company shall first be used to satisfy any redemption request made by the holders of Convertible Preferred Stock pursuant to this
Section 6. Any funds available after satisfaction in full of the redemption rights of the holders of the Convertible Preferred Stock shall be available for the redemption of such other classes of the Company's stock.

   7. Conversion.


   (a) Subject to the provisions for adjustment hereinafter set forth, each share of Convertible Preferred Stock shall be convertible at any time after the earlier of (i) the ninetieth (90th) day following the Original Issue Date or
(ii) the effective date of an amendment to the Articles of Incorporation of the Company increasing the number of authorized shares of Common Stock to 500,000,000 and from time to time thereafter, at the option of the holder thereof (such conversion, an "Optional Conversion") into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock deliverable upon conversion of a share of Convertible Preferred Stock, adjusted as hereinafter provided, is referred to herein as the "Conversion Ratio." The Conversion Ratio shall initially be one hundred (100), subject to adjustment from time to time pursuant to paragraph (f) of this Section 7. No fractional shares shall be issued upon the conversion of any shares of Convertible Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Convertible Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the Current Market Price of such fraction on the date of conversion.

  (b) (i) An Optional Conversion of the Convertible Preferred Stock may be effected by any such holder upon the surrender to the Company at the principal office of the Company of the certificate for such Convertible Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares (which may be fractional shares) in accordance with the provisions of this Section 7 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Upon an Optional Conversion of any shares of Convertible Preferred Stock, dividends on the Convertible Preferred Stock so converted shall cease to accumulate, and the Company shall pay the holder thereof all accrued and unpaid dividends owing in respect of such shares so converted, which dividends shall be paid when declared by the Board, or may be converted into additional shares of Convertible Preferred Stock at the holder's election as provided in Section 3(a) above.

     (ii) In case the written notice specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Company will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Convertible Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Company that such taxes have been paid), the Company shall deliver or cause to be delivered
          (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Convertible Preferred Stock being converted shall be entitled and (ii) if less than the full number of shares of Convertible Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.

    (iii) In the case of an Optional Conversion, such conversion shall be deemed to have been made at the close of business on the date of giving the written notice referred to in the first sentence of
          (b)(i) above and of such surrender of the certificate or certificates representing the shares of Convertible Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to accrued dividends as set forth in Section (b)(ii) above and the right to receive shares of Common Stock in accordance herewith, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

   (c) In case any shares of Convertible Preferred Stock are to be redeemed pursuant to Section 6, all rights of conversion shall cease and terminate as to the shares of Convertible Preferred Stock to be redeemed at the close of business on the Business Day next preceding the date fixed for redemption unless the Company shall default in the payment of the Redemption Price.

   (d) The Conversion Ratio shall be subject to adjustment from time to time in certain instances as hereinafter provided.

   (e) The Company shall at all times reserve, and keep available for issuance upon the conversion of the Convertible Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Convertible Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Convertible Preferred Stock.

   (f) The Conversion Ratio will be subject to adjustment from time to time as follows:

    (i) In case the Company shall at any time or from time to time after the Original Issue Date (A) pay a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company, then, and in each such case, the Conversion Ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Convertible Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this clause (i) in connection with any transaction to which paragraph (g) applies.

    (ii) In case the Company shall issue shares of Common Stock (or rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) after the Original Issue Date, other than issuances covered by clause (i) above and Permitted Issuances, at a price per share (or having an exercise, conversion or exchange price per share) less than the Conversion Price as of the date of issuance of such shares or of such rights, warrants or other convertible or exchangeable securities, then, and in each such case, the Conversion Price shall be reduced (but not increased) to a price determined by dividing (A) an amount equal to the sum of
          (x) the number of shares of Fully Diluted Outstanding Common Stock outstanding immediately prior to such issue multiplied by the then existing Conversion Price, plus (y) the consideration, if any, received by Company upon such issue, by (B) the total number of shares of Fully Diluted Outstanding Common Stock outstanding immediately after such issue or sale. The Conversion Ratio shall be adjusted to equal the Liquidation Preference divided by the Conversion Price. For the purpose of determining the consideration received by the Company upon any such issue pursuant to clause (y) above, if the consideration received by the Company is other than cash, its value will be deemed its Fair Market Value, as determined in good faith by the Board of Directors of the Company.

    (iii) An adjustment made pursuant to clause (ii) above shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of clause
          (ii), the aggregate consideration received by the Company in connection with the issuance of shares of Common Stock or of rights, warrants or other securities exchangeable or convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate offering price of all such Common Stock and such rights, warrants, or other exchangeable or convertible securities plus the minimum aggregate amount, if any, receivable upon exchange or conversion of any such exchangeable or convertible securities into shares of Common Stock.

    (iv) In case the Company shall at any time or from time to time after the Original Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Company or any of its Subsidiaries by way of dividend or spinoff), on its Common Stock, other than dividends or distributions of shares of Common Stock which are referred to in clause (i) of this paragraph (f), then, and in each such case, the Conversion Ratio shall be adjusted so that the holder of each share of Convertible Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable Conversion Ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the Current Market Price per share of Common Stock at such record date, and the denominator of which shall be such Current Market Price per share of Common Stock less the Fair Market Value of such dividend or distribution per share of Common Stock. No adjustment shall be made pursuant to this clause (v) in connection with any transaction to which paragraph (g) applies.

    (v) For purposes of this paragraph (f), the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Company or any of its subsidiaries.

    (vi) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph (f) or in the Conversion Ratio then in effect shall be required by reason of the taking of such record.

    (vii) Anything in this paragraph (f) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Conversion Ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the Conversion Ratio by at least one-tenth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the Conversion Ratio by at least one-tenth of one share of Common Stock, such change in Conversion Ratio shall thereupon be given effect.

    (viii) If any option or warrant expires or is cancelled without having been exercised, then, for the purposes of the adjustments set forth above, such option or warrant shall have been deemed not to have been issued and the Conversion Ratio shall be adjusted accordingly. No holder of Common Stock which was previously issued upon conversion of Convertible Preferred Stock shall have any obligation to redeem or cancel any such shares of Common Stock as a result of the operation of this paragraph (viii).

   (g) In case of any Organic Change (or any other merger or consolidation to which the Company is a party, which for purposes of this paragraph (g) shall be deemed an Organic Change), each share of Convertible Preferred Stock then outstanding, other than those shares to be redeemed pursuant to Section 6 hereof, shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Organic Change, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Organic Change by a holder of that number of shares of Common Stock into which one share of Convertible Preferred Stock was convertible immediately prior to such Organic Change (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Organic Change). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 7 shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property.

   (h) In case at any time or from time to time the Company shall pay any stock dividend or make any other non-cash distribution to the holders of its Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Company or consolidation or merger of the Company with or into another corporation, or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give at least 20 days' prior written notice to the registered holders of the Convertible Preferred Stock at the addresses of each as shown on the books of the Company as of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Organic Change to which paragraph (g) applies the Company shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

   8. Reports as to Adjustments. Upon any adjustment of the Conversion Ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in Section 7, then, and in each such case, the Company shall promptly deliver to each holder of the Convertible Preferred Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion Ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion granted by Section 7, and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment. Where appropriate, such notice to holders of the Convertible Preferred Stock may be given in advance.

   9. Certain Covenants. Any registered holder of Convertible Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

   10. No Reissuance of Preferred Stock. No Convertible Preferred Stock acquired by the Company by reason of redemption, purchase, or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

   11. Notices. All notices to the Company permitted hereunder shall be personally delivered or sent by first class mail, postage prepaid, addressed to its principal office located at 2859 Paces Ferry Road, Suite 1740, Atlanta, Georgia 30339, or to such other address at which its principal office is located and as to which notice thereof is similarly given to the holders of the Convertible Preferred Stock at their addresses appearing on the books of the Company.

   IN WITNESS WHEREOF, TRANSIT GROUP, INC. has caused this Certificate to be signed by its President and Secretary, respectively, on this 10th day of April, 2001.

                                    /s/ Philip A. Belyew
                                     -------------------------
                                    PHILIP A. BELYEW, President

                                    /s/ James G. Overley
                                     -------------------------
                                    JAMES G. OVERLEY, Secretary

                                                                       EXHIBIT B

                                  AMENDMENT TO
                              TRANSIT GROUP, INC.
                           1998 STOCK INCENTIVE PLAN

   THIS AMENDMENT, is made this 16th day of May, 2001, by TRANSIT GROUP, INC. (the "Corporation"), to the Corporation's 1998 Stock Incentive Plan (the "1998 Plan").

                                   RECITALS:

   WHEREAS, the Board of Directors of the Corporation has deemed it advisable to amend the 1998 Plan as set forth below.

   NOW, THEREFORE, IT IS DECLARED that, effective May 16, 2001, the 1998 Plan shall be and is hereby amended as follows:

  1. Section 4(a) of the 1998 Plan shall be amended by deleting Section 4(a) and inserting the following Section 4(a) in lieu thereof:

      "4. Shares of Stock Subject to the Plan; Award Limitations.

       (a) Subject to adjustments as provided in this Section 4, the number of shares of Common Stock that may be issued pursuant to Awards shall be the sum of (i) 32,000,000 plus (ii) one percent (1%) of the total issued and outstanding shares of Common Stock determined as of December 31 for each year that the Plan is in effect. Such shares shall be authorized but unissued shares or treasury shares of the Corporation or shares purchased on the open market. Notwithstanding the foregoing, the maximum number of shares of Common Stock that may be issued pursuant to Incentive Options shall be 32,000,000 shares."

  2. Except as specifically amended herein, all other provisions of the 1998 Plan shall remain in full force and effect.

   IN WITNESS WHEREOF, this Amendment is executed on behalf of Transit Group, Inc. as of the day and year first above written.

                                        TRANSIT GROUP, INC.

                                        By: /s/ Philip A. Belyew
                                          -------------------------------------
                                          Philip A. Belyew

ATTEST:

/s/ James G. Overley
---------------------------------
James G. Overley

                     [CORPORATE SEAL]


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